325,000 Units(1)

                         AMERITRANS CAPITAL CORPORATION

                             UNDERWRITING AGREEMENT

                                April ____, 2002

NOBLE INTERNATIONAL INVESTMENTS, INC.
STANFORD GROUP COMPANY

As Representatives of the Underwriters
c/o Noble International Investments, Inc.
6501 Congress Avenue, Suite 100
Boca Raton, FL  33487


Ladies and Gentlemen:

          Ameritrans Capital Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement (the "Agreement") with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as Representatives (in such capacity, the "Representatives"), as set forth below. If you are the only Underwriter, all references herein to the Representatives shall be deemed to be to the Underwriters. Capitalized terms used in this Agreement without definition have the meanings specified in the Prospectus (as hereinafter defined).

          1.   SECURITIES.

               (a) Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters, on a firm commitment basis, an aggregate of 325,000 units (each a "Unit", collectively, the "Firm Securities"), each Unit consisting of (i) one share of common stock, par value $.0001 per share, of the Company (the "Common Stock"); (ii) one share of 9.375% cumulative participating redeemable preferred stock of the Company, face value $12.00 per share, (the "Preferred Stock"(2); and (iii) one redeemable common stock

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(1)  Plus an option to purchase from Ameritrans Capital Corporation up to 48,750 additional Units to cover over-allotments.

(2) The rights, preferences and privileges of the Preferred Stock are as set forth in the Certificate of Designations attached hereto as Exhibit A, and the terms of the Warrant shall be as set forth in the Warrant Agreement attached hereto as Exhibit B.


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


purchase warrant of the Company, to purchase one share of Common Stock ("Warrant(2)") at an exercise price of $7.00 per share. The Company also proposes to issue and sell to the several Underwriters not more than 48,750 additional Units if requested by the Representatives as provided in Section 3 of this Agreement. Any and all Units to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

(b) Additionally, subject to the approval of the Securities and Exchange Commission (the "SEC"), the Company has granted a right to Noble Investments, Inc. ("Noble") or its nominee to receive on the Firm Closing Date (as defined in Section 2(a) below) a unit purchase option (the "Unit Purchase Option"(3)) to purchase up to 32,500 Units, upon exercise of the Unit Purchase Option in accordance with the terms of such option.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

          (a) A registration statement on Form N-2 (File No. 333-82693) with respect to the Securities, including a prospectus subject to completion has been prepared in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and the Investment Company Act of 1940, as amended (the "Investment Company Act" and, together with the Act, the "Acts"), and the rules and regulations thereunder (the "Investment Company Act Rules and Regulations" and, together with the Act Rules and Regulations, the "Rules and Regulations"); such registration statement has been filed with the Commission under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 497 under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 497 under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or
(ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is

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(3)  The terms of the Unit Purchase  Option shall be as set forth in the form of
     Unit Purchase Option attached hereto as Exhibit C.


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


declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Original Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

          (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 497(h)(2) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

          (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 497(b), (c) or (h)(1) under the Act; or

          (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 497 under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          (b) Neither the Commission nor any state regulatory authority has issued or, to the Company's knowledge, threatened to issue any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective and at all times subsequent thereto up to and including the Closing Dates (as defined in Section 3(b) hereof), it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and
(ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 497 (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as


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

amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein. There is no franchise, lease, contract, agreement or other document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required and the exhibits that have been filed are complete and correct copies of the documents of which they purport to be copies; and all descriptions of any such franchises, leases, contracts, agreements or other documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects and fairly present the information required to be shown with respect thereto by Form N-2 under the Acts.

          (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

          (d) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

          (e) The Company and each of its subsidiaries (i) have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses; (ii) are in compliance with, and conduct their respective businesses as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) in conformity with, all applicable federal, state, local and foreign laws, rules and regulations of any court or governmental agency or body except non-compliance which would not result in a Material Adverse Effect (as defined in Section 2(m) below); (iii) have no knowledge, other than as set forth in the Registration Statement and the Prospectus, of any prospective change in any of such federal, state, local or foreign laws, rules or regulations which, when made effective, would have a Material Adverse Effect; and (iv) the Company has full power (corporate and other) to enter into this Agreement, to perform its obligations hereunder (including to issue, sell and deliver the Securities), and carry out all the terms and provisions hereof to be carried out by it. The Company and each of its subsidiaries are in possession of and


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

operating in compliance in all material respects with all franchises, grants, registrations, qualifications, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of their respective businesses as now being conducted and as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), or for the ownership, leasing and operation of their respective properties, all of which are valid and in full force and effect and no such franchise, grant, registration, consent, certificate or order contains a materially burdensome restriction not adequately disclosed in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (f) All of the Company's outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all Federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities. The authorized capital stock of the Company consists of 5,000,000 shares of Common Stock of which 1,745,600 shares are issued and outstanding, as of the date hereof, and 1,000,000 shares of "blank check" preferred stock, none of which are issued and outstanding, as of the date hereof and, except as otherwise set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The Company also has granted options to purchase 127,780 shares of Common Stock, all of which options remain outstanding, but unexercised, as of the date hereof.

          (g) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable, free of any preemptive or similar rights and will conform to the description thereof in the Prospectus, and good and marketable title to the Securities will pass to the Underwriters on the Closing Dates free and clear of any lien, encumbrance, security interest, claim or restriction whatsoever except for (a) those restrictions imposed under the Company's credit agreements filed as exhibits to the Registration Statement and (b) those restrictions imposed generally under the Investment Company Act, the Investment Company Act Rules and Regulations, the Small Business Investment Act of 1958, as amended (the "1958 Act") and the Regulations of the Small Business Administration ("SBA"). No holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

          (h) The capital stock of the Company conforms to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).


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

          (i) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (j) The audited consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The summary consolidated financial data and selected financial data set forth under the captions "Summary Consolidated Financial Data" and "Selected Financial Information," respectively, in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein and have been prepared in conformity with the requirements of the Acts and the Rules and Regulations.

          (k) Marcum & Kliegman LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the Act Rules and Regulations.

          (l) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (m) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or any of their affiliated persons, as defined under the Investment Company Act, is a party or of which any property of the Company or any of its subsidiaries or any of their affiliated persons is subject, which, if determined adversely to the Company or any of such subsidiaries or any of their affiliated persons, might individually or in the aggregate (i) prevent or materially and adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) in any jurisdiction or (iv) result in a Material Adverse Effect; and to the Company's knowledge no such proceedings are threatened or contemplated against the Company or any of its subsidiaries or any of their affiliated persons by governmental authorities or others. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary


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Prospectus),  the  Company is not a party nor subject to the  provisions  of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. "Material Adverse Effect" means, when used in connection with the Company and its subsidiaries, any development, change or effect that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), properties, business, management,
prospects,   net  worth  or  results  of  operations  of  the  Company  and  its subsidiaries taken as a whole.

          (n) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required by the SBA, the NASD (as defined in Section 6(a)) or as required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) violate its charter, by-laws or other organizational documents or constitute a default in the performance of any note or other evidence of indebtedness or any indenture, mortgage, deed of trust, note agreement or other contract, lease or other instrument to which it is a party or by which it is bound, or to which any of its property or assets is subject other than defaults which would not, individually or in the aggregate, result in a Material Adverse Effect and, as of the Closing Dates, no condition or event shall have occurred which, with notice or a lapse of time or both, would constitute a default under such instruments or agreements or result in the imposition of any penalty or acceleration of any indebtedness other than such defaults, penalties or acceleration which would not, individually or in the aggregate, result in a Material Adverse Effect.

          (o) The Company and its subsidiary Elk Associates Funding Corporation ("Elk") have duly elected to be treated by the Commission under the Investment Company Act as business development companies and all required action has been taken by the Company and Elk under Section 54 of the Investment Company Act to qualify the Company and Elk as business development companies and under the Acts to make the public offering and consummate the sale of the Securities as provided in this Agreement.

          (p) Elk is licensed as a Small Business Investment Company ("SBIC") by the SBA under the 1958 Act, and Elk is operating in full compliance with the 1958 Act and all SBA Regulations applicable to SBICs.

          (q) The Company intends to direct the investment of the proceeds of the Offering as defined in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and, immediately after the Closing Date, the Company will be eligible to qualify as a regulated investment company under Subchapter M of the Code.

          (r) The Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts required by
Item 24 of Form N-2 under the Act to be filed as exhibits to the Registration Statement, and neither the Company, any of its


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

subsidiaries nor any other party to such contract is in default under or in breach of any such obligations except such as would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any notice of such default or breach.

          (s) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except as provided in this Agreement).

          (t) The Company has not distributed and, prior to the later of (i) the Closing Dates and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

          (u) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any other transactions not in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (iii) there has not been any material adverse change or development involving a material prospective change in the condition (financial or otherwise), properties, business, management, prospects, net worth, capital stock, investment objectives, investment policies or results of operations of the Company and its subsidiaries taken as a whole, or any change in the capital stock, or material change in the short-term or long-term debt, of the Company and its subsidiaries taken as a whole and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or its subsidiaries on any class of their respective capital stock, except as publicly disclosed in the Company's press releases.

          (v) The Company and each of its subsidiaries have, and as of the respective Closing Dates will have, good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned, or proposed to be owned, by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held, and will be held as of the respective Closing Dates, under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (w) Neither the Company or any its subsidiaries is involved in any labor dispute which would result in a Material Adverse Effect nor, to the Company's knowledge, is any such dispute imminent or threatened. Neither the Company nor any of its subsidiaries is aware that (i) any executive, key employee or significant group of employees of the Company or any of its subsidiaries plans to terminate employment with the Company or any of its subsidiaries or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of its subsidiaries makes or ever has made a contribution and in which any employee of the Company or any of its subsidiaries is or has ever been a participant. With respect to such plans, the Company and each of its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (x) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses. The Company's and its subsidiaries' businesses as now conducted and as proposed to be conducted do not and will not infringe or conflict with in any material respect any patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses or any other intellectual property or franchise right of any person. Neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (y) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (z) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (aa) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (bb) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Affect and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (cc) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permits, licenses or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, have a Material Adverse Affect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (dd) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          (ee) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, which is material to the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (ff) There are no holders of securities of the Company, who, by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Company to register under the Act, or to include in the Registration Statement, securities held by them.

          (gg) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (hh) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries.

          (ii) The  Company has  obtained  the written  agreement  described  in
Section 5(j) of this Agreement from each of its officers, directors and holders of Securities listed on Schedule 7(h) hereto.

          (jj) Other than as contemplated by this Agreement or as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no broker, finder or other party that is entitled to receive from the Company or its subsidiaries any brokerage or finders' fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (kk) Neither the Company or any of its subsidiaries, nor any director, officer, agent or employee acting on behalf of the Company or its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (ll) To the Company's knowledge, neither the Company or any of its subsidiaries, nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     3. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $________ per Unit, which represents the public offering price set forth in the Prospectus less an underwriting discount of ten percent (10%), the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103 at 9:30 A.M., New York time, on __________, 2002, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, all in accordance with Rule 15c6-1 of the Exchange Act (as defined in Section 8 herein), such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar at least 24 hours prior to the Firm Closing Date.

          (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities (the "Over-Allotment Option"). The purchase price to be paid for any Option Securities shall be the same price per Unit as the price per Unit for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within forty-five days after the date of the Prospectus (or, if such 45th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the Nasdaq Small Cap Market (as defined in Section 5(m) herein) is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option if such exercise occurs. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities, and together with the Firm Closing Date, the "Closing Dates." Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters, severally and not jointly, shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as it deems advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option
Securities,  one or  more  certificates  in  definitive  form  for  such  Option
Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

          (c) In connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the Representatives, in consideration for a payment of $2,500, the right to receive on the Firm Closing Date and the Unit Purchase Option. The Unit Purchase Option will be exercisable into [32,500 UNITS] for a five-year period, commencing one year after the effective date of the Registration Statement, at an exercise price of [$22.80 PER UNIT].

          (d) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile transmission or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Noble.

          (e) It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

          (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 497 of the Act Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Act Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. During any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Act Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term
Sheet or the  amendment  referred  to in the second  sentence  of  Section  2(a)
hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration
Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the Act Rules and Regulations, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

          (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
(ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Act Rules and Regulations, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

          (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the Registration Statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such Registration Statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

          (f) The Company will make generally available to its securityholders and to the Representatives not later than forty-five days after the end of the period covered thereby, a consolidated earnings statement of the Company and its subsidiaries that shall comply with Section 11(a) of the Act and Rule 158 thereunder and cover a period of at least 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the effective date of this Agreement.

          (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

          (h) The Company will not, directly or indirectly, without the prior written consent of Noble, on behalf of the Underwriters, offer, sell, hypothecate, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities for a period of 180 days after the date hereof, except pursuant to this Agreement and except for issuances pursuant to the exercise of employee stock options outstanding on the date hereof, pursuant to the Company's dividend reinvestment plan or pursuant to the terms of convertible securities of the Company outstanding on the date hereof.

          (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except as provided in this Agreement).

          (j) The Company will obtain the agreements described in Section 7(h) hereof prior to the Firm Closing Date.

          (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your opinion, the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (m) The Company will use its best efforts to cause the Securities to be duly included for quotation on The Nasdaq Stock Market's Small Cap Market (the "Nasdaq Small Cap Market") prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq Small Cap Market following the Firm Closing Date.

          (n) The Company will maintain a transfer agent and registrar for the Securities.

          (o) The Company will supply the Representatives with copies of all written correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Act and under the Nasdaq Small Cap Market.

          (p) The Company will furnish to its securityholders annual reports containing financial statements audited by independent certified public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company and each other report furnished by the Company to its securityholders and will deliver to the Representatives, (i) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to its securityholders as such, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or the Nasdaq Small Cap Market and (iii) from time to time such other information concerning the Company as the Representatives may reasonably request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its securityholders generally. Separate financial statements shall be furnished for subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Act Rules and Regulations.

          (q) Prior to the Closing Dates, the Company will furnish to the Representatives, as soon as they have been prepared, copies, if any, of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

          (r) Prior to the Closing Dates, unless required under the Acts or the Rules and Regulations, the Company will issue no press release(s) or other communications directly or indirectly and hold no press conference(s) with respect to the Company or any of its subsidiaries, the financial condition, results of operation, business, prospects, assets or liabilities of any of them, or the offering of the Securities, without the prior written consent of the Representatives, which shall not be unreasonably withheld.

          (s) During the period of five years hereafter, the Company will furnish to the Representatives, and upon request of the Representatives, to each of the Underwriters, (i) as soon as practicable after the end of each fiscal year, copies of the annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent certified public accountants, (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission, or the Nasdaq Small Cap Market or any national securities exchange, (iii) as soon as available, copies of any report or communication of the Company mailed generally to its securityholders and (iv) all public reports and financial statements furnished by the Company to the Commission pursuant to the Investment Company Act and the Investment Company Act Rules and Regulations thereunder.

          (t) So long as any of the Warrants shall remain outstanding, the Company shall cause the Warrants of the Company and the shares of Common Stock underlying the Warrants to maintain their listing on the Nasdaq Small Cap Market or Nasdaq National Market.

          (u) Within sixty (60) days of the later of (i) the Firm Closing Date or, (ii) the Option Closing Date, the Company shall deliver to counsel for the Underwriters two leather-bound volumes containing the documents delivered at Closing by the parties hereto.

          (v) When requested by Noble, but not more than weekly, the Company shall provide a list of the Company's shareholders as of the date Noble requests such lists, together with the Depository Trust Company (DTC) transfer sheets and the Non-Objecting Beneficial Ownership (NOBO) lists provided by ADP Proxy Services.

          (w) The Company agrees to invite Ben Lichtenberg (so long as he is employed by Noble) to all Company Board Meetings for a three (3) year period, such period commencing upon the later of (i) the Firm Closing Date or, (ii) the Option Closing Date.

          (x) The Company agrees that Noble shall act as Warrant solicitation agent, and shall be entitled to usual and customary compensation, including, but not limited to, a Warrant solicitation fee equal to five percent (5%) of the exercise price of the warrants exercised. In addition, Noble agrees that they will not receive a fee for Warrant solicitation within one year of the later of the (i) Firm Closing Date, or (ii) the Option Closing Date, nor will they engage in a Warrant solicitation within that one year period with an agreement for payment at the expiration of such one year period. Noble's appointment as Warrant Solicitation Agent shall be subject to an agreement to be entered into by Noble and the Company containing such other terms and conditions as are customary therefor.


     6.   EXPENSES.

          (a) The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other reproduction of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement, the Master Selected Dealer Agreement if any, and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, and all taxes related thereto, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees (up to a maximum of $20,000 for such fees) and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD") relating to the Securities,
(vii) any quotation of the Securities on the Nasdaq Small Cap Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters), (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (x) all other costs, fees and expenses incurred by the Company incident to the performance of the Company's obligations hereunder, which are not otherwise specifically provided for in this Section. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities, up to a maximum of $75,000 (which shall include the amount advanced in Section 6(b) hereof).

          (b) In addition to the foregoing, the Company agrees to pay to the Underwriters at the closing a non-accountable expense allowance in the amount of 3.0% of the gross dollar amount of the offering to the public (including the Over-Allotment Option, if exercised), out of which a forty-five thousand ($45,000) dollar advance payment has been made

(and any of which amount shall be refunded in the event the Offering is not consummated and to the extent such amounts do not represent actual expenses incurred). The Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell, and the expenses of advertising any offering of the Securities made by the Underwriters.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

          (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 497 under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) There shall not have occurred any event that resulted in or could reasonably result in a Material Adverse Effect or any change in the investment objectives, investment policies, capital stock, short-term or long-term debt of the Company and the Subsidiaries (as defined in Section 7(d)(i) below) taken as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading in any material respect or (ii) it is inadvisable in the sole judgment of the Representatives to proceed with the public offering or to purchase the Securities as contemplated hereby.

          (c) No legal or governmental action, suit or proceeding affecting the Company or the Subsidiaries which is material and adverse to the Company and/or the Subsidiaries or which affects or may affect the Company's ability to perform its obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing action, suit or proceeding.

          (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Stursberg & Veith, counsel for the Company, to the effect that:

               (i)  the Company and each of its  subsidiaries  listed in Exhibit
21.1 to the Registration Statement (the "Subsidiaries") have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole;

               (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it including, without limitation, to issue, sell and deliver to the Underwriters the Securities to be issued and sold hereunder;

               (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

               (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq Small Cap Market, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

               (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the heading "Legal Proceedings" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

               (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

               (vii) (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

               (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required by the SBA, the NASD or as required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or Subsidiaries;

               (ix) there are no outstanding securities of the Company or the Subsidiaries convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company or the Subsidiaries and except as disclosed in the Prospectus, there are no outstanding or authorized options, warrants or rights of any character obligating the Company or the Subsidiaries to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and there is no holder of any securities of the Company or the Subsidiaries or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any shares of Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company;

               (x) the Registration Statement and all post-effective amendments thereto, if any, have become effective under the Act; any and all filings, if any, required by Rules 497, 434 and 430A of the Act Rules and Regulations have been made; and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act; any required filing of the Prospectus, any Term Sheet that constitutes a part thereof, and any supplement thereto pursuant to Rule 497 of the Act Rules and Regulations has been made in the manner and within the time period required by Rule 497;

               (xi) the Original Registration Statement and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Act Rules and Regulations;

               (xii) [if the Company elects to rely on Rule 434, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A)];

               (xiii) in connection with the Registration Statement, such counsel has participated in discussions and conferences with certain of the officers and Representatives of the Company, Representatives of the Underwriters, counsel to the Underwriters, and the independent accountants for the Company at which the contents of the Registration Statement and the Prospectus were discussed. Such counsel has no reason to believe that either the Registration Statement, as of its effective date, or the Prospectus, or any amendment or supplement thereto, as of their respective effective or issue dates, or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The descriptions in the Registration Statement and Prospectus of statutes and legal and governmental proceedings are accurate and fairly present the information required to be shown. There are no legal proceedings pending or, to such counsel's knowledge, threatened against the Company which are required to be disclosed in the Registration Statement and Prospectus, except as described therein. Such counsel expresses no opinion as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus;

               (xiv) such counsel has read all contracts and other documents specifically enumerated in the Registration Statement and the Prospectus, and such contracts and other documents are fairly summarized or described therein, fairly present the information required to be shown; conform in all material respects to the descriptions thereof contained therein, and are filed as exhibits thereto, if required, and to such counsel's knowledge, there are no contracts or documents required to be so summarized or disclosed or so filed which have not been so summarized or disclosed or so filed;

               (xv) such  counsel  knows of no  material  legal or  governmental
proceedings   pending  or   threatened   against  the  Company  or  any  of  the
Subsidiaries;

               (xvi) the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated, and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or violate or constitute a default under their respective charters or by-laws or other constituent documents of the Company or the Subsidiaries or, (i) any indenture, mortgage or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any material portion of their respective properties is bound, or (ii) to such counsel's knowledge, after due inquiry, any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of the Subsidiaries or any material portion of its properties, or (iii) any existing statute, rule or regulation applicable to the Company or the Subsidiaries, where, with respect to clauses (i), (ii) and (iii) of this paragraph, such violation or default could reasonably be expected to have a Material Adverse Effect;

               (xvii) the Company has duly elected to be treated under the Investment Company Act as a business development company and all required action has been taken by the Company under the Acts to make the public offering and consummate the sale of the Securities as provided in this Agreement; the provisions of the respective corporate charters and by-laws of the Company and the Subsidiaries and the investment policies and restrictions described in the Prospectus comply with the requirements of the Investment Company Act;

               (xviii) the Securities are duly approved, subject to official notice of issuance, for quotation on the Nasdaq Small Cap Market and a registration statement has been filed pursuant to Section 12 of the Exchange Act for the Securities and has been declared effective; and

               (xix) except as described in the Prospectus, neither the Company nor any of the Subsidiaries owns any interest in any corporation, partnership, joint venture, trust or other business entity.

          In rendering such opinions, such counsel may set forth that as to certain matters of fact, where appropriate, such counsel is relying on one or more certificates of public officials, governmental agencies or officers of the Company. In addition, as to matters of law, counsel for the Company may rely as to matters involving the application of laws other than the laws of the United States, except for laws dealing with matters within the jurisdiction of the laws of New York, the laws of Delaware and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to the Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel,

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

          (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of Drinker Biddle & Reath LLP, counsel for the Underwriters, with respect to the Registration Statement and the Prospectus, and the Company and the Subsidiaries shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of law upon the opinions of Stursberg & Veith and as to matters of Delaware law, the opinions of Richards, Layton and Finger.

          (f) The Representatives shall have received from Marcum & Kliegman LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) they are independent accountants within the meaning of the Act and the Act Rules and Regulations;

               (ii) in their opinion, the audited consolidated condensed financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iii) on the basis of (A) their review in accordance with standards established by the American Institute of Certified Public Accountants of any unaudited interim consolidated condensed financial statements of the Company and its consolidated subsidiaries as indicated in their report included in the Registration Statement and Prospectus, (B) a reading of the unaudited amounts for sales, net sales, net loss before income taxes or total or per share amounts of net loss of the Company and its consolidated subsidiaries for the years ended December 31, 2001 and December 31, 2000 and of the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries for the periods from which such amounts are derived, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), (C) a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries and (D) inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                    1. the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated condensed financial statements included in the Registration Statement and the Prospectus;

                    2. the unaudited amounts for sales, net sales, net loss before income taxes or total or per share amounts of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not agree with the amounts set forth in any unaudited consolidated condensed financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated condensed financial statements included in the Registration Statement and the Prospectus; and

                    3. at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the December 31, 2001 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 2002 to such specified date there were any decreases, as compared with the prior comparable period, in sales, net sales, net loss before income taxes or total or per share amounts of net loss of the Company and its consolidated subsidiaries except in all instances for changes, decreases or, increases set forth in such letter; and

                    4. they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the
                    Registration   Statement   and   the   Prospectus   and  the
                    Registration Statement, and, at the request of the Representatives, have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                    5. on the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (5), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma combined financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma combined financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

               (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of each of the Closing Dates, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission; and

               (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any other transactions not in the ordinary course of business, (ii) there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth, capital stock, investment objectives, investment policies or results of operations of the Company and the Subsidiaries taken as a whole, or any change in the capital stock, or material change in the short-term or long-term debt, of the Company and the Subsidiaries taken as a whole and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Subsidiaries on any class of their respective capital stock, except as publicly disclosed in the Company's press releases.

          (h) The Representatives shall have received from each person who is a director or officer of the Company, except Marvin Sabesan, or who owns or has a controlling interest in shares of Common Stock an agreement to the effect that such person or entity, will not, directly or indirectly, without the prior written consent of Noble, on behalf of the Underwriters, offer, sell, hypothecate, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities for a period of 180 days after the date of this Agreement.

          (i) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

          (j) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq Small Cap Market.

          All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

          The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are caused by, related to or based upon or arising out of or in connection with:

               (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement;

               (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

               (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or

               (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials, including, without limitation, slides, videos, films and tape recordings used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters;

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the

Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and PROVIDED, FURTHER, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with
Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary
Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph
(d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such
Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Noble International Investments, Inc. Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

     9. DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this

Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

               (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any event resulting in a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

               (ii) trading in the Securities shall have been suspended by the Commission or the Nasdaq Small Cap Market or trading in securities generally on the Nasdaq Small Cap Market shall have been suspended or minimum or maximum prices shall have been established on such exchange;

               (iii) a banking moratorium shall have been declared by New York or United States authorities; or

               (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or any terrorist attack involving the United States or any interests of the United States, or (C) any other calamity or crisis or material adverse change in general economic, political, or financial conditions having an effect on the

U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

     12. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or sent by confirmed facsimile transmission to the Representatives c/o Noble International Investments, Inc., 6501 Congress Avenue, Suite 100, Boca Raton, FL 33487 (facsimile no.: (561) 998-1987), Attention: Ben Lichtenberg, with a copy to Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103 (facsimile no. (215) 988-2757), Attention: Stephen T. Burdumy, Esquire, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered or sent by confirmed facsimile transmission to 747 Third Avenue, 3rd Floor, New York, NY 10017 (facsimile no.: (212) 759-3338), Attention: Gary C. Granoff, Esquire, with a copy to Stursberg & Veith, 405 Lexington Avenue, 49th Floor, New York, NY 10174-4902 (facsimile no.:
(212) 922-0995), Attention: Walter Stursberg, Esquire.

     14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal Representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any provisions relating to conflicts of laws.



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

     16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of Delaware, and by execution and delivery of this Agreement, the Company accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Company designates and appoints CT Corporation Systems, Inc., and such other persons as may hereafter be selected by the Company irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company in the State of Delaware may be made by registered or certified mail, return receipt requested, to the Company at its address provided in Section 13 hereof, and the Company hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company in the courts of any other jurisdiction.

     17.  COUNTERPARTS.   This   Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.


                                        Very truly yours,

                                        AMERITRANS CAPITAL CORPORATION



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


NOBLE INTERNATIONAL INVESTMENTS, INC.
STANFORD GROUP COMPANY


By:      Noble International Investments, Inc.


By:
   -------------------------------------
   Name:
   Title:

On their behalf and on behalf of the several Underwriters named in Schedule A hereto:

                                   SCHEDULE I

                                  UNDERWRITERS


                                                 NUMBER OF FIRM
                                                 SECURITIES TO
UNDERWRITER                                      BE PURCHASED
-----------                                      ------------








                                                 ------------
                       Total:

                                  SCHEDULE 7(H)
                               LOCK-UP AGREEMENTS

I.       The Company, Officers, Directors and Certain Other Persons and Entities

         The Company and the following officers and directors of the Company and certain other persons and entities shall have executed a lock-up agreement with respect to the period from the initial filing of the Registration Statement through 180 days after the date of the final prospectus filed with the Commission pursuant to Rule 497 promulgated under the Act, or if no filing under Rule 497 is made, the date of the final prospectus included in the Registration Statement when declared effective under the Act:

          Gary C. Granoff
          Ellen M. Walker
          Lee A. Forlenza
          Steven Etra
          Paul Creditor
          Allen Kaplan
          John R. Laird
          Howard F. Sommer
          Dan M. Granoff
          Paul D. Granoff
          Margaret Chance
          Silvia Mullens


















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